UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 2, 2026
(Date of earliest event reported)

Ollie's Bargain Outlet Holdings, Inc.

 (Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)
6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)
(717) 657-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.02	Results of Operations and Financial Condition.

On September 2, 2026, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended August 1, 2026. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.

The information furnished in this Item 2.02 of on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release issued on September 2, 2026 of Ollie’s Bargain Outlet Holdings, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ Robert Helm

Name: Robert Helm
Title: Executive Vice President and Chief Financial Officer

Date: September 2, 2026

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on September 2, 2026 of Ollie’s Bargain Outlet Holdings, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.